UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

FREEZE TAG, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54267	20-4532392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18062 Irvine Blvd, Suite 103 Tustin, California 92780
(Address of principal executive offices) (zip code)

(714) 210-3850
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

Note Issuances

On January 30, 2014, we entered into a 10% Convertible Promissory Note in the principal amount of $55,429, plus accrued interest and unpaid fees for past obligations which totaled $4,480 as of September 30, 2013, with Robert Cowdell (the “Cowdell Note”).  The Cowdell Note is effective as of December 31, 2013, matures on December 31, 2014, and bears interest at a rate of 10% per annum.  Cowdell is entitled, at his option and at any time, to convert all or any portion of the outstanding principal amount and accrued interest into our common stock, subject to a 4.99% conversion limitation, at a conversion price for each share equal to a price which is the lesser of (a) $0.01 per share of Common Stock or (b) Fifty Percent (50%) of the average of the three (3) lowest trade prices of Common Stock recorded during the twenty five (25) previous trading days prior to conversion, but in no event shall the Conversion Price be less than $0.00005 per share of Common Stock.

The issuance of the Cowdell Note was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.  The shares issuable upon conversion of the Cowdell Note may be resold pursuant to Rule 144 after a minimum six (6) month holding period.

 On January 24, 2014, we entered into two 10% Convertible Promissory Notes in the principal amount of $186,450 and $35,000 with Craig Holland (together the “Holland Notes”).  The first of the Holland Notes is for deferred salary and the second of the Holland Notes is for other accrued debt and, in addition to the $35,000 face amount shall also include principal to repay accrued interest and unpaid fees for past obligations which totaled $10,203 as of September 30, 2013. The Holland Notes are effective as of December 31, 2013, mature on December 31, 2014, and bear interest at a rate of 10% per annum.  Holland is entitled, at his option and at any time, to convert all or any portion of the outstanding principal amount and accrued interest into our common stock, subject to a 4.99% conversion limitation, at a conversion price for each share equal to a price which is the lesser of (a) $0.01 per share of Common Stock or (b) Fifty Percent (50%) of the average of the three (3) lowest trade prices of Common Stock recorded during the twenty five (25) previous trading days prior to conversion, but in no event shall the Conversion Price be less than $0.00005 per share of Common Stock.

The issuance of the Holland Notes was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The purchaser is one of our officers and directors, is a sophisticated investor, familiar with our operations, and there was no solicitation.  The shares issuable upon conversion of the Holland Notes may be resold pursuant to Rule 144 after a minimum six (6) month holding period. However, due to Mr. Holland’s affiliate status, the number of equity securities that he may sell during any three-month period cannot exceed 1% of the outstanding shares of our common stock.

 On January 24, 2014, we entered into two 10% Convertible Promissory Notes in the principal amount of $186,450 and $55,000 with Mick Donahoo (together the “Donahoo Notes”).  The first of the Donahoo Notes is for deferred salary and the second of the Donahoo Notes is for other accrued debt. The Donahoo Notes are effective as of December 31, 2013, mature on December 31, 2014, and bear interest at a rate of 10% per annum.  Donahoo is entitled, at his option and at any time, to convert all or any portion of the outstanding principal amount and accrued interest into our common stock, subject to a 4.99% conversion limitation, at a conversion price for each share equal to a price which is the lesser of (a) $0.01 per share of Common Stock or (b) Fifty Percent (50%) of the average of the three (3) lowest trade prices of Common Stock recorded during the twenty five (25) previous trading days prior to conversion, but in no event shall the Conversion Price be less than $0.00005 per share of Common Stock.

The issuance of the Donahoo Notes was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The purchaser is one of our officers and directors, is a sophisticated investor, familiar with our operations, and there was no solicitation.  The shares issuable upon conversion of the Donahoo Notes may be resold pursuant to Rule 144 after a minimum six (6) month holding period. However, due to Mr. Donahoo’s affiliate status, the number of equity securities that he may sell during any three-month period cannot exceed 1% of the outstanding shares of our common stock.

On December 20, 2013, we entered into a 10% Convertible Promissory Note with an accredited investor (the “Accredited Investor”) in the principal amount of $500,000 for cash loans available for us to draw down thereunder (the “Accredited Investor Note”).  To date, we have drawn down $100,000 under the Accredited Investor Note.  The Accredited Investor Note is effective as of December 20, 2013, matures on December 20, 2014, and bears interest at a rate of 10% per annum.  The Accredited Investor is entitled, at its option and at any time, to convert all or any portion of the outstanding principal amount and accrued interest into our common stock, subject to a 4.99% conversion limitation, at a conversion price for each share equal to a price which is the lesser of (a) $0.01 per share of Common Stock or (b) Fifty Percent (50%) of the average of the three (3) lowest trade prices of Common Stock recorded during the twenty five (25) previous trading days prior to conversion, but in no event shall the Conversion Price be less than $0.00005 per share of Common Stock.

The issuance of the Accredited Investor Note was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.  The shares issuable upon conversion of the Accredited Investor Note may be resold pursuant to Rule 144 after a minimum six (6) month holding period.

On January 24, 2014, we entered into a 10% Convertible Promissory Note in the principal amount of $862,000, for past obligations including accrued interest and unpaid fees (the “Holland Family Trust Note”).  The Holland Family Trust Note is effective as of December 31, 2013, matures on December 31, 2014, and bears interest at a rate of 10% per annum.  Holland Family Trust is entitled, at its option and at any time, to convert all or any portion of the outstanding principal amount and accrued interest into our common stock, subject to a 4.99% conversion limitation, at a conversion price for each share equal to a price which is the lesser of (a) $0.01 per share of Common Stock or (b) Fifty Percent (50%) of the average of the three (3) lowest trade prices of Common Stock recorded during the twenty five (25) previous trading days prior to conversion, but in no event shall the Conversion Price be less than $0.00005 per share of Common Stock.

The issuance of the Holland Family Trust Note was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.  The purchaser was an accredited and sophisticated investor, familiar with our operations, and there was no solicitation.  The shares issuable upon conversion of the Holland Family Trust Note may be resold pursuant to Rule 144 after a minimum six (6) month holding period. However, due to Mr. Holland’s affiliate status, the number of equity securities that he may sell during any three-month period cannot exceed 1% of the outstanding shares of our common stock.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.22	Convertible Promissory Note (10%) dated December 20, 2013 – Accredited Investor

10.23	Convertible Promissory Note (10%) dated December 31, 2013 - Holland Family Trust

10.24	Convertible Promissory Note (10%) dated December 31, 2013 – Craig Holland Debt

10.25	Convertible Promissory Note (10%) dated December 31, 2013 – Craig Holland Salary

10.26	Convertible Promissory Note (10%) dated December 31, 2013 – Mick Donahoo Salary

10.27	Convertible Promissory Note (10%) dated December 31, 2013 – Mick Donahoo Debt

10.28	Convertible Promissory Note (10%) dated December 31, 2013 – Robert Cowdell

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeze Tag, Inc.

Dated: January 31, 2014		/s/ Craig Holland
	By:	Craig Holland
	Its:	Chief Executive Officer